DIREXION SHARES ETF TRUST

DIREXION DAILY MSCI REAL ESTATE BULL 3X SHARES (DRN)

Supplement dated April 10, 2018 to the

Prospectus dated February 28, 2018, as last supplemented

Effective immediately, the table under the heading “Creations, Redemptions and Transaction Fees - Transaction Fees on Creation and Redemption Transactions” beginning on page 709 of the Statutory Prospectus is amended as follows for the Direxion Daily MSCI Real Estate Bull 3X Shares:

Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily MSCI Real Estate Bull 3X Shares	$800	Up to 300% of NSCC Amount	$800	Up to 2.00%

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus.